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                                                                 Exhibit 23.01
                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in Registration Statement No. 333-14605 of our report dated February 7, 1996 included in Southwest Gas Corporation's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in such registration statement.



                                                          ARTHUR ANDERSEN LLP

Las Vegas, Nevada
November 4, 1996